Exhibit 99.1

AVILA ENERGY CORPORATION EXPECTS TO LIST ON NASDAQ THROUGH

BUSINESS COMBINATION WITH INSIGHT ACQUISITION CORP.

•	Established, Canadian low-cost oil & gas producer with international business experience.

•

Business strategy will implement a closed system of carbon capture and sequestration upstream, combined with downstream direct-to-consumer sales and services for “EnerTwin,” a patented CO2 emission reduction technology.

•	Expects to be carbon neutral by year-end 2024, with a path toward to net zero by 2027.

•	Business combination anticipated to close in the 4th quarter of 2023.

Calgary, Alberta – April 3, 2023 – Avila Energy Corporation (CSE: VIK) (“Avila” or the “Company”), an established producer, explorer, and developer of energy in Western Canada, and Insight Acquisition Corp. (NYSE: INAQ) (“Insight”), a special purpose acquisition company, today announced they have entered into a business combination agreement. Upon closing of the transaction, the combined company will continue to operate as “Avila Energy Inc.” and intends to list on the Nasdaq Stock Market.

Avila is a Canadian-based energy company with a diversified and growing portfolio of 100%-owned and operated wells, three (3) oil and natural gas processing facilities and over 300 kms of gathering and sales pipelines that provides the Company the ability to economically increase natural gas, liquids production and conventional oil production. The Company’s development plans are projected to continue to materially increase revenues year-over-year that will result in additional sustainable free cash flow. The location of the Company’s wells and facilities, in Central Alberta, ensures upstream operations are able to continue to grow with year-round access (other than seasonal road restrictions during the second quarter). The Company’s team of professionals and seasoned field staff collectively represent over 200 years of combined experience in the industry and have a proven track record of developing and maintaining profitable and sustainable operations. Avila Energy is well-positioned to capitalize on a growth opportunity given the recent launch of the Company’s “Vertically Integrated Energy Business”.

Established in November 2022, Avila’s vertically integrated energy business is expected to deliver its first direct-to-consumer energy sales in North America in 2023, with a goal to deliver net zero tier 3 (scope 3) CO2 emission energy to consumers by 2027. The vertically integrated business is supported by over 10 years of research and development, including Avila’s equity investment in Micro Turbine Technology (“MTT”). Through this investment, Avila obtained preferred licensing rights to manufacture, sell, lease, and service the “EnerTwin,” a plug-and-play cleantech product designed for domestic and light commercial environments that runs on natural gas, LPG, biomethane and hydrogen mixes.

Through the integration of the EnerTwin technology into its revenue stream, Avila aims to become a net zero energy company through the development of three strategic phases:

•	Upstream, Avila Energy will continue to invest towards becoming a low-cost carbon-neutral energy producer that can generate sustainable free-cashflow over the long term.

•	Downstream, Avila Energy through the development of its Direct-to-Consumer sales, the Company will be diversifying its revenue stream, to increase demand, margins, and profitability.

•	Providing customers with the option to convert to Avila’s developing hydrogen-fueled solutions, expected to be commercially available in 2027, as part of its Corporate Vision.

Management Comments

Leonard Van Betuw, Avila’s President & CEO, stated, “Today marks an important milestone for the Avila team as we progress towards our mission to become a leading producer that delivers a diversified choice of environmentally responsible energy to consumers around the globe. We look forward to leveraging our industry expertise with Insight’s veteran team of capital market professionals to expand our presence across the U.S. and international markets, which we believe will position us to become a carbon neutral producer by year-end 2024, with a path toward to net zero by 2027.”

Michael Singer, Insight’s Executive Chairman, said, “We are excited to join forces with Avila through the proposed business combination. Our disciplined approach of identifying businesses that are changing their traditional industries aligns well with Avila’s mission to become a transformational and carbon-neutral energy provider.’’

Jeff Gary, Insight’s CEO, added, “As Avila paves the way to deliver a diversified choice of environmental and climate-friendly means of energy production, we look forward to providing the support that is necessary to continue rewarding its global stakeholders.”

Transaction Overview

Under the business combination agreement, Insight will continue from the State of Delaware to the Province of Alberta and acquire Avila in an amalgamation pursuant to a court-approved plan of arrangement under Alberta law. Following the closing, the combined company will continue to operate as “Avila Energy Inc.” and intends to list on the Nasdaq Stock Market. The board of directors of the combined company will consist of seven members, including five directors appointed by Avila and two directors appointed by Insight, and Leonard B. Van Betuw will remain the CEO and Chairman of the Board of the Resulting Company. A majority of the board will be independent under applicable stock exchange standards.

Avila’s shareholders will exchange their existing securities, including common shares, options, warrants and debentures, into the combined company based on a conversion ratio as set forth in the business combination agreement. At the time of signing, the number of fully diluted common shares of Avila outstanding was 150,540,414 common shares that will be exchanged for 12,580,000 common shares priced on March 30, 2023 at US$10.30. The remaining options, warrants, and debentures shall be assumed by the new public company, the terms of which will be amended to reflect the same exchange ratio. Depending on the number of redemptions by Insight’s public shareholders, (2,848,607 shares as of the date hereof), Avila shareholders will own the following interest in the post-closing combined company:

•	100% Redemption (Proceeds retained from trust of US$ 1,250,000) 67.2% by Avila’s shareholders;

•	50% Redemption (Proceeds retained from trust of US$15,781,215) 62.4% by Avila’s shareholders;

•	0% Redemption (Proceeds retained from trust of US$29,062,430) 57.9% by Avila’s shareholders.

Based on the pricing of US$10.30 per share on March 30, 2023, the market value of the combined Company is estimated to be US$192.6 million (US$10.30 share price multiplied by approximately 18,705,000 shares outstanding on closing). The assumptions to determine this value are the following: all shareholders of Insight vote in favor of the transaction, the redemption is 95%, and the share price is equal to the retained value of US$10.00 per share. There is a risk that the market value assumed above comes in lower than estimated. The Company, as deemed necessary and as per security legislation, will seek an independent fairness opinion to evaluate the Company prior to closing. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results.

In addition to the securities to be issued to Avila’s shareholders at closing, a pool of 7 million earnout shares will be issuable to certain directors, officers, employees, consultants and designees of Avila and Insight following the closing, subject to restrictions and forfeiture depending on the satisfaction of post-closing performance milestones, including for any twenty (20) trading days within any thirty (30)-consecutive trading day period beginning on the closing date and ending on the date that is forty-eight (48) months following the closing date, the volume weighted average price of the shares equals or exceeds $15.00 per share. Leonard B. Van Betuw, President & CEO, has been assigned 750,000 shares.

Avila expects to use the proceeds from the proposed business combination, following the payment of transaction expenses, to fund the development of its business, including the development of its Vertically Integrated Energy Business in parallel with the development of its Alberta assets and international opportunities currently undergoing due diligence and negotiations.

The boards of directors of both Avila and Insight have unanimously approved the proposed business combination, which is expected to be completed in the third quarter of 2023. The transaction requires the approval of the shareholders of both Avila and Insight and is subject to other customary closing conditions, including a requirement to list the common shares of the combined company on either the NYSE or Nasdaq. Avila’s board has a customary “fiduciary out,” subject to payment of a break fee plus expense reimbursement, and may seek a fairness opinion in connection with the transaction. There is no minimum cash closing condition, although the parties have entered into certain financing arrangements, as discussed below.

Contemporaneously with the execution of the business combination agreement, certain holders of common stock of Insight entered into the amended and restated Sponsor Support Agreement, pursuant to which such holders agreed to approve the business combination agreement and the proposed transactions. Mr. Leonard Van Betuw also entered into a Company Support & Lock-Up Agreement, pursuant to which he agreed to approve the business combination agreement and the proposed transactions.

Financing Arrangements

Simultaneously with the execution of the business combination agreement, Insight and Avila entered into a prepaid forward purchase agreement with certain affiliates of Meteora Capital Partners (“Meteora”). Pursuant to the forward purchase agreement (“FPSA”), Meteora has committed to purchase up to 2,500,000 Class A common Insight Shares at approximately US $10.00 per share totaling US$25,000,000 (the “Backstop”) in advance of the consummation of the business combination. This purchase shall take place and is subject to the outcome of the final redemptions exercised by the Insight public shareholders prior to closing. Assuming no such redemptions, there would be US$29,065,243 held in trust at closing. Of the shareholders who exercise such redemption rights, up to the first 2,500,000 shares may be purchased by Meteora, (US$25,000,000). 5% of any funds used to purchase such shares will be released to the Company at closing of the business combination with the remaining 95% of these funds to a maximum of US$23,750,000 to be held in escrow in support of the future sale of shares, at the investor’s election.    Shares held by the investor and subject to the Backstop may be sold into the market by Meteora. Therefore, subject to market conditions at the time of the completion of the sale of shares by Meteora, the Company may receive up to US$22,562,500 in proceeds from the future sale shares from the funds being held in escrow, less fees, and commissions, pursuant to the Backstop terms.

It should be noted that some of Meteora’s funds also purchased units of Insight in its initial public offering and received founder shares in consideration for such purchases.

In addition to the forward purchase agreement, the business combination agreement provides that Avila and Insight will use commercially reasonable efforts to conduct a private placement of up to US$35,000,000 in Avila’s convertible debentures prior to the closing of the Business Combination, that are to be priced within the context of the redemption price of the Insight shares in trust of US$10.00.

Conversion of Convertible Preferred Shares

The execution of the business combination agreement triggered the conversion of 30,000,000 convertible preferred shares of Avila held by Leonard Van Betuw, Avila’s President & CEO. The preferred shares were converted to common shares of Avila on a one-for-one basis.

This press release is issued pursuant to National Instrument 62-104 - Take-Over Bids and Issuer Bids and National Instrument 62-103 - The Early Warning System and Related Take-Over Bid and Insider Reporting Issues. As a result of the conversion of the convertible preferred shares, Mr. Van Betuw will hold 28.36% of the issued and outstanding common shares of Avila.

This conversion constitutes a related party transaction pursuant to Multilateral Instrument 61-101 –Protection of Minority Security Holders in Special Transactions (“MI 61-101”) as Mr. Van Betuw is an officer and director of the Company. However, the Company expects such participation would be exempt from the formal valuation and minority shareholder approval requirements of MI 61-101 as the fair market value of the common shares subscribed for, nor the consideration for the common shares paid by Mr. Van Betuw, would exceed 25% of the Company’s market capitalization. The Company did not file a material change report in respect of the related party transaction at least 21 days before the conversion of the convertible preferred shares, which the Company deems reasonable in the circumstances to complete the execution of the business combination agreement in an expeditious manner.

A report respecting this acquisition will be electronically filed with the Securities Commission in each jurisdiction where Avila is reporting and will be available for viewing on SEDAR at www.sedar.com.

Advisors

WeirFoulds LLP and Dorsey & Whitney LLP are serving as legal advisors to Avila. Loeb & Loeb LLP is serving as legal advisor to Insight.

About Avila Energy Corporation

The Company is an emerging CSE listed corporation trading under the symbol VIK, and in combination with an expanding portfolio of 100% Owned and Operated oil and natural gas production, pipelines and facilities is a licensed producer, explorer, and developer of energy in Canada. The Company, through the implementation of a closed system of carbon capture and sequestration and an established path underway towards the material reduction of Tier 1, Tier 2, and Tier 3 emissions, continues to work towards becoming a Vertically Integrated low-cost Carbon Neutral Energy Producer. The Company continues to grow and achieve its results by focusing on the application of a combination of proven geological, geophysical, engineering, and production techniques. For additional information, please visit avilaenergy.com.

About Insight Acquisition Corp.

Insight Acquisition Corp. is a special purpose acquisition company formed solely to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Insight Acquisition Corp. is sponsored by Insight Acquisition Sponsor LLC. For additional information, please visit insightacqcorp.com.

Additional Information and Where to Find It

Additional information relating to the proposed business combination, including a copy of the business combination agreement, will be included in a Current Report on Form 8-K to be filed by Insight with the U.S. Securities and Exchange Commission (the “SEC”). Insight also intends to file with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus covering the securities of Insight to be issued in the transaction and soliciting the vote of Insight’s shareholders to approve the transaction. Once the registration statement is declared effective by the SEC, Insight will mail the definitive proxy statement/prospectus to its shareholders. The documents filed by Insight with the SEC may also be obtained free of charge at the SEC’s website at www.sec.gov or upon written request to Insight as set forth further below under “Contacts”.

Avila will be filing a copy of the business combination agreement under its profile on SEDAR at www.sedar.com. Additional details relating to the proposed business combination will be available in the management information circular to be provided to shareholders in order to approve the transaction. Once mailed to the shareholders of Avila it will also be filed under the Company’s profile on SEDAR.

This press release does not contain all the information that should be considered relating to the proposed business combination and is not intended to form the basis of any investment or other decision in respect of the transaction. Insight and Avila urge their investors and other interested persons to read, once available, the definitive proxy statement/prospectus and other documents filed with the SEC in connection with the transaction as they become available, as these materials will contain important information about Insight, Avila, and the transaction.

Participants in the Solicitation

Insight and Avila and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Insight’s shareholders and Avila’s shareholders in connection with the proposed business combination. A list of the names of the directors and executive officers of Avila and Insight and information regarding their interests in the transaction will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the second paragraph under the above section titled “Additional Information and Where to Find It.”

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

Certain information set forth in this press release contains “forward-looking statements” with respect to the proposed business combination between the Company and Insight. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of the Company and Insight.

All statements in this press release, other than statements of historical facts, that address events or developments that the Company expects to occur, are forward-looking statements, including, but not limited to the execution of the business combination agreement, the occurrence of and the anticipated date of closing of the transaction, the availability of financing for the transaction and Insight at the time of signing, the anticipated price per share post-closing of the transaction which will affect the enterprise value, and the post-Closing governance of the Resulting Company. By their nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond the Company’s and Insight’s control, including completion of customary due diligence with respect to the transaction, approval by the Insight shareholders of an extension of the time by which they must consummate an initial business combination, outstanding proceeds remaining in trust following redemption by Insight shareholders, listing approval by a United States exchange and the impact of general economic conditions, industry conditions, the regulatory environment, volatility of commodity prices, currency fluctuations, environmental risks, operational risks, competition from other industry participants and stock market volatility, success and commitment of customers to the EnerTwin product, maintaining the licensing rights to manufacture, sell, lease, and service the EnerTwin, become a carbon neutral energy provider by year-end 2024 and net zero by 2027, expansion in the U.S. and international markets. Although the Company and Insight believe that the expectations in its forward-looking statements are reasonable, its forward-looking statements have been based on factors and assumptions concerning future events which may prove to be inaccurate. Those factors and assumptions are based upon currently available information. Such statements are subject to known and unknown risks, uncertainties and other factors that could influence actual results or events and cause actual results or events to differ materially from those stated, anticipated, or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements, as no assurance can be provided as to future results, levels of activity or achievements. Risks, uncertainties, material assumptions and other factors that could affect actual results are discussed in the Company’s public disclosure documents available at www.sedar.com and Insight’s public disclosure documents available through the EDGAR filing system at www.sec.gov. Furthermore, the forward-looking statements contained in this document are made as of the date of this document and, except as required by applicable law, neither the Company nor Insight undertake any obligation to publicly update or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained in this document are expressly qualified by this cautionary statement.

Contacts

Avila Energy Corporation

•	Ronnie Shporer, Investor Relations, North America (ron.s@avilaenergy.com)

•	Peter Nesveda, Investor Relations, International (peter@intuitiveaustralia.com.au)

•	Leonard B. Van Betuw, President & CEO (leonard.v@avilaenergy.com)

Insight Acquisition Corp.

Gateway Group

Cody Slach and Georg Venturatos

949-574-3860

INAQ@gatewayir.com